Exhibit 32.1


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                                   PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Pope Resources on Form 10-Q for the quarter and nine month period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, David L. Nunes, Chief Executive Officer of the Partnership, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Periodic Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.



/s/ David L. Nunes
-------------------------------------
David L. Nunes
President and Chief Executive Officer
Pope MGP
November 5, 2004